FOR IMMEDIATE RELEASE

Hughes Communications Announces First Quarter 2010 Results

Record Adjusted EBITDA
Consumer Business Continues Impressive Growth
Services Revenue Growth Continues to Accelerate

Germantown, Md., May 5, 2010—Hughes Communications, Inc. (NASDAQ: HUGH) (“Hughes”), the global leader in broadband satellite network solutions and services, today announced financial results for the first quarter ended March 31, 2010. Hughes’ consolidated operations are classified into five reportable segments: North America Broadband, International Broadband, Telecom Systems, HTS Satellite, and Corporate and Other. The North America Broadband, International Broadband, Telecom Systems, and HTS Satellite segments represent all the operations of Hughes Network Systems, LLC (“HNS”), Hughes’ principal operating subsidiary.

First Quarter 2010 Financial Highlights:

•	Record Adjusted EBITDA of $43 million, an increase of 30% over the first quarter of 2009.

•	Consumer business continues impressive growth:
–	Total revenue increased by 15% and services revenue by 22% over the first quarter of 2009.
–	Record first quarter subscriber gross adds of 57,000.
–	Record first quarter net adds of 27,000 for a growth of 19% over the first quarter of 2009.
–	Consumer ARPU increased to $72 from $68 for the first quarter of 2009.
–	Churn improved to 1.98% from 2.29% for the first quarter of 2009, the first time that churn has gone below 2%.

•	Consolidated total revenues of $243 million, a 1% increase over the first quarter of 2009, or a 4% increase excluding revenues from the Telematics group.

•	Consolidated services revenues of $188 million, a 16% increase over the first quarter of 2009, or a 21% increase excluding revenues from the Telematics group.

•	Operating income of $10.6 million, an increase of 26% over the first quarter of 2009.

•
New orders of $238 million, an increase of 10% over the first quarter of 2009, with major orders from Lowes, T.J. Maxx, Conoco Phillips, GTECH, and Denny’s in our North America broadband business; Avanti, Telefonica, Bentley Walker, SREI Sahaj, Shanghai Sitico, and a leading Brazilian cellular operator in our International broadband business; and Globalstar and a major utility in our Telecom Systems business. Strong non-consumer order backlog of $812 million as of March 31, 2010.

•	Positive net cash from operating activities of $13 million, with cash and marketable securities of $253 million as of March 31, 2010.

Set forth below are tables highlighting certain of Hughes’ and HNS’ results for the three months ended March 31, 2010 and 2009.

Hughes Communications, Inc.			Hughes Network Systems, LLC
	Three Months			Three Months
	Ended March 31,			Ended March 31,
(Dollars in thousands)	2010	2009	(Dollars in thousands)	2010	2009

Revenue			Revenue
North America Broadband	$173,995	$165,608	North America Broadband	$173,995	$165,608
International Broadband	43,456	44,884	International Broadband	43,456	44,884
Telecom Systems	24,692	29,262	Telecom Systems	24,692	29,262
HTS Satellite	-	-	HTS Satellite	-	-
Corporate and Other	1,050	461	Total	$242,143	$239,754
Total	$243,193	$240,215

Operating income (loss)			Operating income (loss)
North America Broadband	$9,616	$1,750	North America Broadband	$9,616	$1,750
International Broadband	(1,156)	1,231	International Broadband	(1,156)	1,231
Telecom Systems	3,708	5,489	Telecom Systems	3,708	5,489
HTS Satellite	(858)	-	HTS Satellite	(858)	-
Corporate and Other	(746)	(107)	Total	$11,310	$8,470
Total	$10,564	$8,363

Net Loss	$(6,140)	$(4,696)	Net Loss	$(5,562)	$(4,854)

Adjusted EBITDA*	$42,602	$32,729	Adjusted EBITDA*	$43,008	$32,465

New Orders	$238,387	$217,482	New Orders	$237,117	$217,021

*	For the definition of Adjusted EBITDA, see “Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures” below.

Recent Highlights:

•
HNS awarded a contract to Arianespace for the launch of HNS' Jupiter™ satellite in the first half of 2012. The Ariane 5 heavy launcher will launch the Jupiter satellite into geosynchronous transfer orbit from Europe’s Spaceport in Kourou, French Guiana. Jupiter is HNS’ next-generation, Ka-band, 100+ Gbps satellite system with 100 times the capacity of conventional Ku-band satellites. Coface, the French Export Credit Agency, has issued a commitment letter to provide financing for up to 85% of the launch contract value.

•
Hughes do Brazil, HNS’ Brazilian subsidiary, signed a $20 million, 5-year contract with a leading cellular operator in Brazil to provide backhaul services for their cellular network. This order builds on the initial contract of $12 million signed with the same customer in March 2009.

•
Hughes Network Systems Ltd., HNS’ European subsidiary, signed an $18 million, multi-year agreement to supply Avanti Communications Group, plc with advanced Ka-band networking infrastructure for Avanti’s HYLAS 2 satellite, building on the initial $24 million contract to supply Ka-band technology for HYLAS 1 signed last October. Both agreements include acquisition of satellite capacity by Hughes, which will be used to expand its Ka-band broadband services across Europe, the Middle East, and Africa.

•
IPNet, one of Russia’s leading satellite service providers, purchased advanced Hughes HX and HN broadband satellite terminals, bringing its total network to over 2400 sites serving oil and gas companies, retail chains, and small to medium enterprises.

•
HNS was awarded a contract by the Virginia Information Technologies Agency (VITA), enabling Hughes to provide satellite broadband technology to public sector entities throughout the Commonwealth of Virginia.

•	HNS announced an agreement with Vizada, the leading independent global distribution partner of Inmarsat’s Broadband Global Network (BGAN) service. The agreement expands Hughes Europe’s portfolio of Managed Network Services for major European enterprises to include delivery of broadband ‘mobile office’ applications worldwide.

•
HNS’ advanced 9350 BGAN mobile satellite terminals are now being delivered to JSAT Mobile Communications of Japan who, in turn, is providing them for the National Police Agency of Japan. The terminals are being used for communications-on-the-move to broadcast real-time videos of emergency situations and natural disasters to police headquarters.

•
HNS entered into an amended and restated $50 million senior secured revolving credit facility with J.P. Morgan Chase and Barclays Capital whereby, among other changes, the maturity date was extended to March 16, 2014.

To summarize, Pradman Kaul, president and CEO said, “Our consumer business continued to lead the way in the first quarter of 2010 with record gross adds combined with lower churn and increased ARPU, all of which resulted in strong services revenue growth. Services revenue from the enterprise segments also continued to show strong growth. We were awarded impressive orders from our international enterprise customers and our non-consumer backlog looks solid going into the second quarter. Development work on our Jupiter satellite is on track, we signed the launch contract with Arianespace, and we continue to assess interesting strategic initiatives. We are very pleased with our accomplishments and are positioned well for the rest of 2010 and beyond.”

Commenting on Hughes’ financial performance, Grant Barber, executive vice president and CFO said, “The strategy of expanding margins through the satellite ownership model is playing out very well, as evidenced by the strong growth in our operating profits and Adjusted EBITDA in the first quarter of 2010. Our liquidity position remains strong with cash and marketable securities of $253 million as of March 31, 2010.”

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

The following table reconciles the differences between Hughes’ Net Income (Loss) as determined under United States of America Generally Accepted Accounting Principles (GAAP) and Adjusted EBITDA.

Hughes Communications, Inc.
	Three Months
	Ended March 31,
(Dollars in thousands)	2010	2009

Net Loss	$(6,140)	$(4,696)
Add:
Equity incentive plan compensation	1,871	1,783
Interest expense	16,110	13,836
Income tax expense (benefit)	1,219	(655)
Depreciation and amortization	30,133	21,893
Long-term incentive/retention cash plan	-	888
Less:
Interest income	(591)	(320)
Adjusted EBITDA	$42,602	$32,729

The following table reconciles the differences between HNS’ Net Income (Loss) as determined under GAAP and Adjusted EBITDA.

Hughes Network Systems, LLC
	Three Months
	Ended March 31,
(Dollars in thousands)	2010	2009

Net Loss	$(5,562)	$(4,854)
Add:
Equity incentive plan compensation	1,832	1,637
Interest expense	16,105	13,829
Income tax expense (benefit)	1,217	(668)
Depreciation and amortization	29,969	21,860
Long-term incentive/retention cash plan	-	888
Less:
Interest income	(553)	(227)
Adjusted EBITDA	$43,008	$32,465

The condensed consolidated financial statements of Hughes and HNS for the periods ended March 31, 2010 and 2009 are attached to this press release.

Note on Use of Non-GAAP Financial Measures

Hughes provides non-GAAP financial data in addition to providing financial results in accordance with GAAP. This press release includes Adjusted EBITDA as a supplemental non-GAAP financial measure. Adjusted EBITDA is defined as earnings (loss) before interest, income taxes, depreciation, amortization, equity incentive plan compensation, long-term incentive/retention cash plan and other adjustments permitted by the debt instruments of HNS. We believe this non-GAAP financial measure provides useful information to both management and investors by excluding specific expenses that we believe are not indicative of our core operating results. Internally, we use this non-GAAP measure in our review of the performance of management and in the performance of our business and operations. Management also uses Adjusted EBITDA of HNS for purposes of determining the payments to be made in connection with the long-term cash incentive retention program. Externally, we believe that investors may find this non-GAAP financial information useful in their assessment of our operating performance. In addition, we believe that this non-GAAP financial measure provides information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Adjusted EBITDA of HNS is also used in calculating covenant compliance under HNS’ credit agreements and the indenture governing HNS’ 9½% Senior Notes due 2014 issued in 2006 and 2009.

Adjusted EBITDA is not a recognized term under GAAP. This non-GAAP measure does not represent net income or cash flows from operations, as these terms are defined under GAAP and should not be considered as an alternative to net income as an indicator of operating performance or to cash flows as a measure of liquidity. Additionally, this non-GAAP measure is not intended to be a measure of cash flow available to management for discretionary use, as such measure does not consider certain cash requirements such as capital expenditures (including expenditures on VSAT operating lease hardware and capitalized software development costs), tax payments, debt service requirements (including VSAT operating lease hardware), and payments under the long-term cash incentive retention program. Adjusted EBITDA, as presented herein, is not necessarily comparable to similarly titled measures reported by other companies. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

About Hughes Communications, Inc.
Hughes Communications, Inc. (NASDAQ: HUGH) is the 100 percent owner of Hughes Network Systems, LLC. Hughes is the global leader in providing broadband satellite networks and services for enterprises, governments, small businesses, and consumers. HughesNet® encompasses all broadband solutions and managed services from Hughes, bridging the best of satellite and terrestrial technologies. Its broadband satellite products are based on global standards approved by the TIA, ETSI, and ITU standards organizations, including IPoS/DVB-S2, RSM-A, and GMR-1. To date, Hughes has shipped more than 2.2 million systems to customers in over 100 countries.

Headquartered outside Washington, DC, in Germantown, Maryland, USA, Hughes maintains sales and support offices worldwide. For more information, please visit www.hughes.com.

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995
This press release may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, discussions regarding industry outlook and Hughes’ expectations regarding the performance of its business, its future liquidity and capital resource needs, its strategic plans, and objectives. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans” and similar expressions and the use of future dates are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions, including, but not limited to, the following: risks related to Hughes’ substantial leverage and restrictions contained in its debt agreements, technological developments, its reliance on providers of satellite transponder capacity, changes in demand for Hughes’ services and products, competition, industry trends, regulatory changes, foreign currency exchange rate fluctuations, and other risks identified and discussed under the caption “Risk Factors” in Hughes’ Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission on March 3, 2010 and in the other documents Hughes files with the Securities and Exchange Commission from time to time.

###

©2010 Hughes Communications, Inc. All rights reserved. Hughes, HughesNet, SPACEWAY, and Jupiter are trademarks of Hughes Network Systems, LLC.

Contact Information
Investor Relations Contact: Deepak V. Dutt,
Vice President, Treasurer and Investor Relations Officer
Email: deepak.dutt@hughes.com
Phone: 301-428-7010

Media Contact: Judy Blake,
Director, Marketing Communications
Email: judy.blake@hughes.com
Phone: 301-601-7330

Attachments

Hughes Communications, Inc.
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Operations
Condensed Consolidated Statements of Cash Flows

Hughes Network Systems, LLC
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Operations
Condensed Consolidated Statements of Cash Flows

HUGHES COMMUNICATIONS, INC.
Condensed Consolidated Balance Sheets
(Dollars in thousands, except per share amounts)
(Unaudited)

	March 31,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$193,173	$261,038
Marketable securities	59,865	47,188
Receivables, net	160,500	163,816
Inventories	61,690	60,244
Prepaid expenses and other	22,964	22,476
Total current assets	498,192	554,762
Property, net	638,780	602,403
Capitalized software costs, net	48,858	49,776
Intangible assets, net	13,734	14,524
Goodwill	5,093	5,093
Other assets	74,838	75,836
Total assets	$1,279,495	$1,302,394
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$99,243	$119,461
Short-term debt	6,506	6,750
Accrued liabilities and other	135,664	131,774
Total current liabilities	241,413	257,985
Long-term debt	714,298	714,957
Other long-term liabilities	17,322	16,356
Total liabilities	973,033	989,298
Commitments and contingencies
Equity:
Hughes Communications, Inc. ("HCI") stockholders' equity:
Preferred stock, $0.001 par value; 1,000,000 shares authorized and no
shares issued and outstanding as of March 31, 2010 and December 31, 2009	-	-
Common stock, $0.001 par value; 64,000,000 shares authorized;
21,631,471 shares and 21,633,539 shares issued and outstanding
as of March 31, 2010 and December 31, 2009, respectively	22	22
Additional paid in capital	732,680	730,809
Accumulated deficit	(416,683)	(410,543)
Accumulated other comprehensive loss	(18,829)	(16,247)
Total HCI stockholders' equity	297,190	304,041
Noncontrolling interests	9,272	9,055
Total equity	306,462	313,096
Total liabilities and equity	$1,279,495	$1,302,394

HUGHES COMMUNICATIONS, INC.
Condensed Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2010	2009
Revenues:
Services revenues	$187,940	$162,365
Hardware sales	55,253	77,850
Total revenues	243,193	240,215
Operating costs and expenses:
Cost of services	115,713	106,670
Cost of hardware products sold	60,886	74,205
Selling, general and administrative	50,325	44,241
Research and development	4,915	5,351
Amortization of intangible assets	790	1,385
Total operating costs and expenses	232,629	231,852
Operating income	10,564	8,363
Other income (expense):
Interest expense	(16,110)	(13,836)
Interest income	591	320
Loss before income tax (expense) benefit and equity in earnings of unconsolidated affiliates	(4,955)	(5,153)
Income tax (expense) benefit	(1,219)	655
Equity in earnings of unconsolidated affiliates	-	170
Net loss	(6,174)	(4,328)
Net (income) loss attributable to the noncontrolling interests	34	(368)
Net loss attributable to HCI stockholders	$(6,140)	$(4,696)
Loss per share:
Basic	$(0.29)	$(0.22)
Diluted	$(0.29)	$(0.22)
Shares used in computation of per share data:
Basic	21,480,908	21,358,667
Diluted	21,480,908	21,358,667

HUGHES COMMUNICATIONS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2010	2009
Cash flows from operating activities:
Net loss	$(6,174)	$(4,328)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	30,133	21,893
Amortization of debt issuance costs	616	378
Share-based compensation expense	1,871	1,783
Equity in earnings from unconsolidated affiliates	-	(170)
Other	61	(9)
Change in other operating assets and liabilities, net of acquisition:
Receivables, net	2,680	12,150
Inventories	(2,078)	(1,089)
Prepaid expenses and other	919	1,573
Accounts payable	(20,789)	(6,837)
Accrued liabilities and other	5,363	(7,985)
Net cash provided by operating activities	12,602	17,359
Cash flows from investing activities:
Change in restricted cash	86	174
Purchases of marketable securities	(27,781)	-
Proceeds from sales of marketable securities	15,000	-
Expenditures for property	(63,671)	(26,625)
Expenditures for capitalized software	(3,166)	(4,391)
Proceeds from sale of property	-	56
Cash acquired, consolidation of Hughes Systique Corporation	-	828
Other, net	-	(90)
Net cash used in investing activities	(79,532)	(30,048)
Cash flows from financing activities:
Short-term revolver borrowings	1,999	-
Repayments of revolver borrowings	(2,430)	-
Net decrease in notes and loans payable	-	(509)
Long-term debt borrowings	1,220	933
Repayment of long-term debt	(1,721)	(2,069)
Debt issuance costs	(1,742)	-
Net cash used in financing activities	(2,674)	(1,645)
Effect of exchange rate changes on cash and cash equivalents	1,739	1,393
Net decrease in cash and cash equivalents	(67,865)	(12,941)
Cash and cash equivalents at beginning of the period	261,038	203,816
Cash and cash equivalents at end of the period	$193,173	$190,875

Supplemental cash flow information:
Cash paid for interest	$2,413	$2,653
Cash paid for income taxes	$2,341	$726
Supplemental non-cash disclosures related to:
Capitalized software and property acquired, not paid	$25,303
Investment in Hughes Telematics, Inc.		$13,000
Consolidation of Hughes Systique Corporation		$5,328

HUGHES NETWORK SYSTEMS, LLC
Condensed Consolidated Balance Sheets
(In thousands, except per share amounts)
(Unaudited)

	March 31,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$118,336	$183,733
Marketable securities	43,672	31,126
Receivables, net	159,093	162,806
Inventories	61,690	60,244
Prepaid expenses and other	21,543	20,976
Total current assets	404,334	458,885
Property, net	638,399	601,964
Capitalized software costs, net	48,858	49,776
Intangible assets, net	12,786	13,488
Goodwill	2,661	2,661
Other assets	68,177	68,524
Total assets	$1,175,215	$1,195,298
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$98,175	$117,513
Short-term debt	6,506	6,750
Accrued liabilities and other	140,093	133,926
Total current liabilities	244,774	258,189
Long-term debt	714,298	714,957
Other long-term liabilities	17,177	16,191
Total liabilities	976,249	989,337
Commitments and contingencies
Equity:
Hughes Network Systems, LLC ("HNS") equity:
Class A membership interests	178,157	177,933
Class B membership interests	-	-
Retained earnings	30,532	36,094
Accumulated other comprehensive loss	(15,951)	(13,987)
Total HNS' equity	192,738	200,040
Noncontrolling interest	6,228	5,921
Total equity	198,966	205,961
Total liabilities and equity	$1,175,215	$1,195,298

HUGHES NETWORK SYSTEMS, LLC
Condensed Consolidated Statements of Operations
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2010	2009
Revenues:
Services revenues	$186,890	$161,904
Hardware sales	55,253	77,850
Total revenues	242,143	239,754
Operating costs and expenses:
Cost of services	115,650	106,546
Cost of hardware products sold	60,886	74,205
Selling, general and administrative	48,680	43,797
Research and development	4,915	5,351
Amortization of intangible assets	702	1,385
Total operating costs and expenses	230,833	231,284
Operating income	11,310	8,470
Other income (expense):
Interest expense	(16,105)	(13,829)
Interest income	553	227
Loss before income tax (expense) benefit	(4,242)	(5,132)
Income tax (expense) benefit	(1,217)	668
Net loss	(5,459)	(4,464)
Net income attributable to the noncontrolling interest	(103)	(390)
Net loss attributable to HNS	$(5,562)	$(4,854)

HUGHES NETWORK SYSTEMS, LLC
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2010	2009
Cash flows from operating activities:
Net loss	$(5,459)	$(4,464)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	29,969	21,860
Amortization of debt issuance costs	616	378
Share-based compensation expense	224	220
Other	37	(9)
Change in other operating assets and liabilities, net of acquisition:
Receivables, net	3,077	23,683
Inventories	(2,078)	(1,089)
Prepaid expenses and other	828	747
Accounts payable	(19,909)	(4,873)
Accrued liabilities and other	7,660	(3,025)
Net cash provided by operating activities	14,965	33,428
Cash flows from investing activities:
Change in restricted cash	88	94
Purchases of marketable securities	(22,615)	-
Proceeds from sales of marketable securities	10,000	-
Expenditures for property	(63,668)	(26,625)
Expenditures for capitalized software	(3,166)	(4,391)
Proceeds from sale of property	-	56
Net cash used in investing activities	(79,361)	(30,866)
Cash flows from financing activities:
Short-term revolver borrowings	1,999	-
Repayments of revolver borrowings	(2,430)	-
Net decrease in notes and loans payable	-	(509)
Long-term debt borrowings	1,220	933
Repayments of long-term debt	(1,721)	(2,069)
Debt issuance costs	(1,742)	-
Net cash used in financing activities	(2,674)	(1,645)
Effect of exchange rate changes on cash and cash equivalents	1,673	1,393
Net increase (decrease) in cash and cash equivalents	(65,397)	2,310
Cash and cash equivalents at beginning of the period	183,733	100,262
Cash and cash equivalents at end of the period	$118,336	$102,572
Supplemental cash flow information:
Cash paid for interest	$2,407	$2,653
Cash paid for income taxes	$2,341	$705
Supplemental non-cash disclosures related to:
Capitalized software and property acquired, not paid	$25,303